UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

May 23, 2024
Date of Report (Date of earliest event reported)

HOPE BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-50245	95-4849715
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3200 Wilshire Boulevard, Suite 1400
Los Angeles, California 90010
(Address of principal executives offices, including zip code)

(213) 639-1700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock	,	par value $0.001 per share	HOPE	NASDAQ Global Select Market
(Title of class)			(Trading Symbol)	(Name of exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described below in Item 5.07 of this Current Report on Form 8-K, on May 23, 2024, the stockholders of Hope Bancorp, Inc. (the “Company”) voted at the 2024 annual meeting of stockholders (the “Annual Meeting”) to approve the Company’s 2024 Equity Incentive Plan (the “2024 Plan”). The maximum number of shares of common stock to be issued under the 2024 Plan is 4,500,000. The 2024 Plan previously had been approved, subject to stockholder approval, by the Company’s Board of Directors (the “Board”) on February 1, 2024, and became effective upon receipt of stockholder approval on May 23, 2024, at the Annual Meeting.

A description of the terms and conditions of the 2024 Plan is set forth in Proposal 7 to the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 12, 2024, as supplemented on April 30, 2024 and May 9, 2024 (collectively, the “Proxy Statement”). That description of the 2024 Plan and any description contained herein are qualified in their entirety by reference to the full text of the 2024 Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
As described below in Item 5.07 of this Current Report on Form 8-K, the stockholders of the Company voted at the Annual Meeting to approve certain amendments to the Company’s Certificate of Incorporation to: increase the number of authorized shares of common stock to 300,000,000; add “employees and agents” to the coverage of the indemnification provision; include an officer exculpation provision; and add a forum selection provision. The Company filed a Second Amended and Restated Certificate of Incorporation (the “Amended Certificate”) with the Secretary of State of the State of Delaware incorporating such amendments effective as of May 23, 2024.

On May 24, 2024, the Board amended and restated the Company’s bylaws (the “Amended Bylaws”), effective immediately. The Amended Bylaws implement changes to its indemnification provisions to conform with the terms of the Amended Certificate. In addition, the Amended Bylaws implement certain other changes consistent with the Delaware General Corporation Law (“DGCL”), including adding a stockholder meeting record date provision, updating the stockholder meeting adjournment notice provision to reflect the updated DGCL Section 222, and clarifying the stockholder voting, director vacancy, director resignation and director removal provisions, as well as other ministerial, clarifying, conforming and technical changes.

The foregoing summaries of the Amended Certificate and the Amended Bylaws are qualified in their entirety by reference to the full text of the Amended Certificate and the Amended Bylaws, respectively, copies of which are attached hereto as Exhibits 3.1 and 3.2, respectively, and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.
The Annual Meeting was held on May 23, 2024, solely online via a live webcast in a virtual meeting format. At the Annual Meeting, the stockholders voted on the following proposals:
1.election of directors;
2.ratification of the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024;
3.approval of an amendment to the Company’s Certificate of Incorporation to increase the authorized shares of common stock from 150,000,000 to 300,000,000;
4.approval of an amendment to the Company’s Certificate of Incorporation to add “employees and agents” to the indemnification provision;
5.approval of an amendment to the Company’s Certificate of Incorporation to include an officer exculpation provision;
6.approval of an amendment to the Company’s Certificate of Incorporation to add a forum selection provision;
7.approval and adoption of the 2024 Plan;
8.nonbinding advisory vote on how often an advisory vote to approve executive compensation should be held in the future; and
9.nonbinding advisory vote to approve the compensation paid to the Company’s “Named Executive Officers” as described in the Company’s Proxy Statement.

As of March 25, 2024, the record date for the Annual Meeting, there were 120,610,029 shares of the Company’s common stock outstanding. A total of 107,913,818 shares of the Company’s common stock were represented and voted at the Annual Meeting, constituting 89.47% of the outstanding shares of common stock entitled to vote at the Annual Meeting.

The final results of the stockholder votes were as follows:

1. Election of directors of the Company:

	Votes Cast For	Votes Withheld	Broker Non-Votes
Donald D. Byun	99,317,040	3,199,604	5,396,952
Jinho Doo	99,389,992	3,126,652	5,396,952
Daisy Y. Ha	101,602,430	914,214	5,396,952
Joon Kyung Kim	99,401,862	3,114,782	5,396,952
Kevin S. Kim	100,198,690	2,317,954	5,396,952
Steven S. Koh	101,543,089	973,555	5,396,952
William J. Lewis	101,615,820	900,824	5,396,952
David P. Malone	101,558,048	958,596	5,396,952
Lisa K. Pai	101,664,331	852,313	5,396,952
Scott Yoon-Suk Whang	97,483,175	5,033,469	5,396,952
Dale S. Zuehls	98,497,636	4,019,008	5,396,952
Rachel H. Lee	102,103,283	413,361	5,396,952

Each of the director nominees listed above was elected to serve as members of the Board until the Company’s next annual meeting of stockholders and until their successors are duly elected and qualified.
2. Ratification of the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024.

Total Shares
For:	107,495,426
Against:	363,822
Abstain:	54,570
Broker Non-Votes:	—

This proposal was approved by the stockholders with the number of shares voting “for” constituting approximately 99.61% of the total number of shares represented and voting at the Annual Meeting.

3. Approval of an amendment to the Company's Certificate of Incorporation to increase the authorized shares of common stock from 150,000,000 to 300,000,000.

Total Shares
For:	99,610,351
Against:	2,838,901
Abstain:	67,614
Broker Non-Votes:	5,396,952

This proposal was approved by the stockholders with the number of shares voting “for” constituting more than 50% of the Company’s outstanding shares.

4. Approval of an amendment to the Company's Certificate of Incorporation to add "employees and agents" to the indemnification provision.

Total Shares
For:	99,614,819
Against:	2,813,310
Abstain:	88,737
Broker Non-Votes:	5,396,952

This proposal was approved by the stockholders with the number of shares voting “for” constituting more than 50% of the Company’s outstanding shares.

5. Approval of an amendment to the Company's Certificate of Incorporation to include an officer exculpation provision.

Total Shares
For:	94,581,575
Against:	7,842,710
Abstain:	92,581
Broker Non-Votes:	5,396,952

This proposal was approved by the stockholders with the number of shares voting “for” constituting more than 50% of the Company’s outstanding shares.

6. Approval of an amendment to the Company's Certificate of Incorporation to add a forum selection provision.

Total Shares
For:	91,267,473
Against:	11,133,456
Abstain:	115,937
Broker Non-Votes:	5,396,952

This proposal was approved by the stockholders with the number of shares voting “for” constituting more than 50% of the Company’s outstanding shares.

7. Approval of the Hope Bancorp, Inc. 2024 Equity Incentive Plan.

Total Shares
For:	97,018,852
Against:	5,261,228
Abstain:	236,786
Broker Non-Votes:	5,396,952

This proposal was approved by the stockholders with the number of shares voting “for” constituting approximately 94.64% of the total number of shares represented and voting at the Annual Meeting.

8. Nonbinding advisory vote on how often an advisory vote to approve executive compensation should be held in the future.

Total Shares
One Year:	94,995,290
Two Years:	43,777
Three Years:	7,385,712
Abstain:	92,087
Broker Non-Votes:	5,396,952

This advisory and nonbinding proposal was approved by the stockholders with the number of shares voting “for” 1 Year constituting approximately 92.67% of the total number of shares represented and voting at the Annual Meeting.

In accordance with the original recommendation of the Board and consistent with the stockholder vote results, the Board has determined that the Company will conduct future non-binding advisory votes on the compensation of the Company's "Named Executive Officers" every year until the next required vote on the frequency of the nonbinding advisory vote to approve executive compensation.

9. Nonbinding advisory vote to approve the compensation paid to the Company’s “Named Executive Officers” as described in the Company’s Proxy Statement.

Total Shares
For:	99,454,644
Against:	2,903,244
Abstain:	158,978
Broker Non-Votes:	5,396,952

This proposal was approved by the stockholders with the number of shares voting “for” constituting approximately 97.01% of the total number of shares represented and voting at the Annual Meeting.
Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit

3.1	Second Amended and Restated Certificate of Incorporation of Hope Bancorp, Inc.
3.2	Amended and Restated Bylaws of Hope Bancorp, Inc. (effective May 24, 2024)
10.1	Hope Bancorp, Inc. 2024 Equity Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOPE BANCORP, INC.

Date: May 29, 2024	By:	/s/ Kevin S. Kim
Kevin S. Kim
Chairman, President and Chief Executive Officer